EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ainos, Inc. on Form 10-Q for the period ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

AINOS, INC.

Date: August 20, 2021	By:	/s/ Chun-Hsien Tsai
Chun-Hsien Tsai, Chairman of the Board,
and Chief Executive Officer

Date: August 20, 2021	By:	/s/ Hui-Lan Wu
Hui-Lan Wu, Chief Financial Officer